LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 21, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED JANUARY 31, 2012, OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 31, 2012, as supplemented on March 26, 2012, May 31, 2012 and December 21, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 31, 2012, as supplemented on March 26, 2012, May 31, 2012 and December 21, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2011 are incorporated by reference into this Summary Prospectus.

The following text replaces the sections of the fund’s Summary Prospectus and Prospectus titled “Management”:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Batterymarch Financial Management, Inc. (“Batterymarch”)

Portfolio managers: Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III. Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team) and Mr. Kairnes (Senior Portfolio Manager on the Developed Markets Team) have been portfolio managers of the fund since December 2006 and 2012, respectively.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

Batterymarch’s Developed Markets Team manages this fund. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III are responsible for the strategic oversight of Batterymarch’s investment process for the fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current internal investment strategies. Mr. Lanzendorf has been a portfolio manager of the fund since December 2006 and Mr. Kairnes has been a portfolio manager of the fund since 2012.

Mr. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team and has 28 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Kairnes is a Senior Portfolio Manager on the Developed Markets Team and has 19 years of investment experience. He joined Batterymarch in 2008. Mr. Kairnes was formerly a portfolio manager at Putnam Investments, where he also headed a quantitative research team. Prior to that, he was a portfolio manager and quantitative analyst at Independence Investments LLC. He holds a BA from Boston College and an MBA from Duke University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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